Additional cash flows information	12 Months Ended
Aug. 31, 2021
Additional cash flows information.
Additional cash flows information

26. Additional cash flows information

Financing and investing activities not involving cash:

	2021	2020	2019
	$	$	$
Advances to related parties converted to shares	898,489	—	—
Unpaid share subscription	39,200	—	—
Right-of-use assets transferred to intangibles, net of accumulated depreciation	5,981	—	—
Additions to right-of-use assets	852,467	—	—
Addition to property and equipment by way of finance lease	—	—	11,333
Lease termination	37,033	—	—
Shares issued as consideration for the acquisition of intangible assets [note 11]	573,936	—	—
Shares issued as consideration for business acquisition [note 5]	3,474,232	—	—
Transaction costs for share issuance transferred from prepaid	213,019	—	—